DEBT (Details 2) In Millions, unless otherwise specified	12 Months Ended			0 Months Ended			3 Months Ended	0 Months Ended
	Dec. 31, 2013 USD ($)	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 23, 2013 Term Loan C USD ($)	Mar. 04, 2013 2016 Senior Notes USD ($)	Dec. 03, 2012 2016 Senior Notes USD ($)	Dec. 31, 2012 2016 Senior Notes USD ($)	Mar. 26, 2012 7.50% Senior Subordinated Notes due 2015 USD ($)	Mar. 26, 2012 7.50% Senior Subordinated Notes due 2015 EUR (€)
Redemption of Notes and Loss on Early Extinguishment of Debt
Principal Amount of Notes Redeemed				$ 368	$ 200	$ 400	$ 400	$ 86	€ 64
Amount Paid (Excluding Accrued Interest)					200	400		87	65
Loss on early extinguishment of debt	51	80	7		34	77	77	1
Interest rate on long-term debt (as a percent)					5.50%	5.50%		7.50%	7.50%
Scheduled maturities of our debt (excluding debt to affiliates)
2014	277
2015	32
2016	326
2017	1,282
2018	23
Thereafter	1,970
Total debt - excluding debt to affiliates	$ 3,910	$ 3,702